UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2007

First Data Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-11073

Delaware	47-0731996
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6200 South Quebec Street

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(303) 967-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Agreements.

On August 22, 2007, First Data Corporation (“First Data”) and Wells Fargo Bank, National Association, as trustee, entered into the 2007 Supplemental Indenture, dated as of August 22, 2007 (the “Supplemental Indenture”), to the indenture dated as of March 26, 1993 (as supplemented to August 22, 2007, the “Indenture”). The Supplemental Indenture was entered into in connection with First Data’s previously announced tender offers and consent solicitations (the “Offers”) with respect to its 6-3/8% Notes due 2007, 3.375% Notes due 2008, 5.8% Medium-Term Notes due 2008, 3.9% Notes due 2009, 4.5% Notes due 2010, 5.625% Senior Notes due 2011, 4.7% Notes due 2013, 4.85% Notes due 2014 and 4.95% Notes due 2015 (collectively, the “Notes”). As part of the Offers, First Data sought and received the requisite consent from holders of each series of Notes for certain amendments and waivers (the “Amendments”) relating to the Notes and the Indenture. The Amendments to the Indenture and the Notes would eliminate or waive substantially all of the restrictive covenants contained in the Indenture and the Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions, including certain provisions relating to defeasance, contained in the Indenture and the Notes. The Amendments to the Indenture and the Notes became effective upon the execution and delivery of the Supplemental Indenture and will become operative immediately prior to the acceptance for payment of such Notes pursuant to the Offers.

The Offers are made upon the terms and conditions set forth in First Data’s Offer to Purchase and Consent Solicitation Statement dated August 3, 2007 (the “Offer to Purchase”), and the related Consent and Letter of Transmittal. The Offers are subject to the satisfaction of certain conditions, including the merger of First Data with an affiliate of Kohlberg Kravis Roberts & Co. (the “Merger”) pursuant to the previously announced merger agreement having occurred, or the Merger occurring substantially concurrent with the expiration of the tender offers. Further details about the terms and conditions of the Offers are set forth in the Offer to Purchase.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

A copy of the press release issued by First Data announcing the receipt of the requisite consent from holders of each series of Notes to adopt the Amendments contained in the Supplemental Indenture is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders

See the description under Item 1.01, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Other Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	2007 Supplemental Indenture, dated as of August 22, 2007, between First Data Corporation and Wells Fargo Bank, National Association, as trustee.

99.1	Press release dated August 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

Dated: August 28, 2007.	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	2007 Supplemental Indenture, dated as of August 22, 2007, between First Data Corporation and Wells Fargo Bank, National Association, as trustee.

99.1	Press release dated August 17, 2007.